EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Nanoscience Technologies, Inc., a Nevada corporation (the “Company”) on Form 10-KSB/A for the year ended September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, John T. Ruddy, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2008	/s/ John T. Ruddy
President, Chief Executive Officer,
Principal Executive Officer, Chief Financial
Officer, Principal Financial and Accounting
Officer and Director